     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 17, 2000
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                        INHALE THERAPEUTIC SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                      94-3134940
           (State of Incorporation)                 (I.R.S. Employer Identification No.)

                              150 INDUSTRIAL ROAD
                          SAN CARLOS, CALIFORNIA 94070
                                 (650) 631-3100
         (Address and telephone number of principal executive offices)

                     1998 NON-OFFICER EQUITY INCENTIVE PLAN
                           (Full title of the plans)

                        ROBERT B. CHESS AND AJIT S. GILL
                          CO-CHIEF EXECUTIVE OFFICERS
                        INHALE THERAPEUTIC SYSTEMS, INC.
                              150 INDUSTRIAL ROAD
                          SAN CARLOS, CALIFORNIA 94070
                                 (650) 631-3100
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

                             MARK P. TANOURY, ESQ.
                               COOLEY GODWARD LLP
                    3000 SAND HILL ROAD, BLDG. 3, SUITE 230
                          MENLO PARK, CALIFORNIA 94025
                                 (650) 843-5000
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                      PROPOSED MAXIMUM     PROPOSED MAXIMUM
     TITLE OF SECURITIES             AMOUNT TO         OFFERING PRICE          AGGREGATE            AMOUNT OF
       TO BE REGISTERED            BE REGISTERED        PER SHARE(1)       OFFERING PRICE(1)    REGISTRATION FEE
Stock Options and Common Stock
  (par value $.0001)..........       1,500,000            $90.3125           $135,468,750          $35,763.75

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on March 15, 2000 as reported on Nasdaq National Market.

        Approximate date of commencement of proposed sale to the public:
    as soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The following documents filed by Inhale Therapeutic Systems, Inc., a Delaware corporation (the "COMPANY" or the "REGISTRANT") with the Securities and Exchange Commission (the "COMMISSION"), are incorporated by reference into this Registration Statement:

    (a) The Company's Registration Statement on Form S-8 (SEC File No. 333-74669); and

    (b) The Company's Registration Statement on Form S-8 (SEC File No.
       333-65919).

                                    EXHIBITS

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
         2.1 (1)        Agreement and Plan of Merger between Inhale Therapeutic
                          Systems, a California corporation, and Inhale Therapeutic
                          Systems (Delaware), Inc., a Delaware corporation
         3.1 (1)        Certificate of Incorporation of Registrant.
         3.2 (1)        Bylaws of the Registrant.
         4.1            Reference is made to Exhibits 2.1, 3.1 and 3.2.
         4.2 (2)        Restated Investor Rights Agreement among the Registrant and certain other persons named therein, dated April 29, 1993, as amended October 29, 1993.
         4.3 (2)        Specimen stock certificate.
         4.4 (3)        Stock Purchase Agreement between the Registrant and Pfizer
                          Inc., dated January 18, 1995.
         4.5 (4)        Form of Purchase Agreement between the Registrant and the
                          individual Purchasers, dated January 28, 1997.
         4.6 (5)        Stock Purchase Agreement between the Registrant and Capital
                          Research and Management Company, dated December 8, 1998.
         4.7 (6)        Purchase Agreement among the Registrant and Lehman Brothers
                          Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper
                          Jaffray Inc. dated October 6, 1999.
         4.8 (6)        Registration Rights Agreement among the Registrant and
                          Lehman Brothers Inc., Deutsche Bank Securities Inc. and
                          U.S. Bancorp Piper jaffray Inc., dated October 13, 1999.
         4.9 (6)        Indenture between the Registrant as Issuer and Chase
                          manhattan Bank and Trust Company, National Association, as
                          Trustee, dated October 13, 1999.
         4.10(6)        Form of Inhale Registration Rights Agreement, between Inhale and Alliance Pharmaceutical Corp.
         4.11(7)        Purchase Agreement among the Registrant and Merrill Lynch &
                          Co., Merrill Lynch Pierce, Fenner & Smith Incorporated,
                          Deutsche Bank Securities Inc., Lehman Brothers inc., and
                          U.S. Bancorp Piper Jaffray inc., dated February 2, 2000.
         4.12(7)        Resale Registration Rights Agreement among Registrant and
                          Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
                          Incorporated, Deutsche Bank Securities inc., Lehman
                          Brothers Inc., and U.S. Bancorp Piper Jaffray Inc., dated
                          February 8, 2000.
         4.13(7)        Indenture between Registrant as Issuer and Chase Manhattan
                          Bank and Trust Company, National Association, as Trustee,
                          dated February 8, 2000.
         5.1 (8)        Opinion of Cooley Godward LLP.

        23.1 (8)        Consent of Ernst & Young LLP, independent auditors.

        23.2 (8)        Consent of Cooley Godward LLP. Reference is made to Exhibit
                          5.1.

        24.1 (8)        Power of Attorney. Reference is made to the signature page.

        99.1 (8)        Registrant's 1998 Non-Officer Equity Incentive Plan, as
                          amended.

------------------------

(1) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(2) Incorporated by reference to the indicated exhibit in Inhale's Registation Statement on Form S-1 (No. 33-75942), as amended.

(3) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-1 (No. 33-89502), as amended.

(4) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-20787), as amended.

(5) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-68897), as amended.

(6) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-94161), as amended.

(7) Incorporated by reference to the indicated exhibit in Inhale's Annual Report on Form 10-K for the year ended December 31, 1999, as amended.

(8) Filed herewith.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Carlos, County of San Mateo, State of California, on the 16th day of March 2000.

                                                       INHALE THERAPEUTIC SYSTEMS, INC.

                                                       By              /s/ ROBERT B. CHESS
                                                           ------------------------------------------
                                                                         Robert B. Chess
                                                                   CO-CHIEF EXECUTIVE OFFICER,
                                                                      CHAIRMAN AND DIRECTOR

                                                       By               /s/ AJIT S. GILL
                                                           ------------------------------------------
                                                                          Ajit S. Gill
                                                                   CO-CHIEF EXECUTIVE OFFICER,
                                                                     PRESIDENT AND DIRECTOR

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert B. Chess and Ajit S. Gill, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
                 /s/ ROBERT B. CHESS                   Co-Chief Executive Officer,
     -------------------------------------------         Chairman and Director (Co-    March 16, 2000
                   Robert B. Chess                       Principal Executive Officer)

                  /s/ AJIT S. GILL                     Co-Chief Executive Officer,
     -------------------------------------------         President and Director (Co-   March 16, 2000
                    Ajit S. Gill                         Principal Executive Officer)

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
                                                       Chief Financial Officer and
                 /s/ BRIGID A. MAKES                     Vice President Finance &
     -------------------------------------------         Administration (Principal     March 16, 2000
                   Brigid A. Makes                       Financial and Accounting
                                                         Officer)

               /s/ MARK J. GABRIELSON
     -------------------------------------------       Director                        March 16, 2000
                 Mark J. Gabrielson

                 /s/ JAMES B. GLAVIN
     -------------------------------------------       Director                        March 16, 2000
                   James B. Glavin

                 /s/ JOHN S. PATTON
     -------------------------------------------       Director                        March 16, 2000
                   John S. Patton

                 /s/ MELVIN PERELMAN
     -------------------------------------------       Director                        March 16, 2000
                   Melvin Perelman

                  /s/ IRWIN LERNER
     -------------------------------------------       Director                        March 16, 2000
                    Irwin Lerner

                               INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
       EXHIBIT                                                                          NUMBERED
       NUMBER           DESCRIPTION                                                   PAGE NUMBER
---------------------   -----------                                                   ------------
           2.1(1)       Agreement and Plan of Merger between Inhale Therapeutic
                          Systems, a California corporation, and Inhale Therapeutic
                          Systems (Delaware), Inc., a Delaware corporation
           3.1(1)       Certificate of Incorporation of Registrant.
           3.2(1)       Bylaws of the Registrant.
           4.1          Reference is made to Exhibits 2.1, 3.1 and 3.2.
           4.2(2)       Restated Investor Rights Agreement among the Registrant and certain other persons named therein, dated April 29, 1993, as amended October 29, 1993.
           4.3(2)       Specimen stock certificate.
           4.4(3)       Stock Purchase Agreement between the Registrant and Pfizer
                          Inc., dated January 18, 1995.
           4.5(4)       Form of Purchase Agreement between the Registrant and the
                          individual Purchasers, dated January 28, 1997.
           4.6(5)       Stock Purchase Agreement between the Registrant and Capital
                          Research and Management Company, dated December 8, 1998.
           4.7(6)       Purchase Agreement among the Registrant and Lehman Brothers
                          Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper
                          Jaffray Inc. dated October 6, 1999.
           4.8(6)       Registration Rights Agreement among the Registrant and
                          Lehman Brothers Inc., Deutsche Bank Securities Inc. and
                          U.S. Bancorp Piper Jaffray Inc., dated October 13, 1999.
           4.9(6)       Indenture between the Registrant as Issuer and Chase
                          Manhattan Bank and Trust Company, National Association, as
                          Trustee, dated October 13, 1999.
          4.10(6)       Form of Inhale Registration Rights Agreement, between Inhale and Alliance Pharmaceutical Corp.
          4.11(7)       Purchase Agreement among the Registrant and Merrill Lynch &
                          Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                          Deutsche Bank Securities Inc., Lehman Brothers Inc., and
                          U.S. Bancorp Piper Jaffray Inc., dated February 2, 2000.
          4.12(7)       Resale Registration Rights Agreement among Registrant and
                          Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
                          Incorporated, Deutsche Bank Securities Inc., Lehman
                          Brothers Inc., and U.S. Bancorp Piper Jaffray Inc., dated
                          February 8, 2000.
          4.13(7)       Indenture between Registrant as Issuer and Chase Manhattan
                          Bank and Trust Company, National Association, as Trustee,
                          dated February 8, 2000.
           5.1(8)       Opinion of Cooley Godward LLP.
          23.1(8)       Consent of Ernst & Young LLP, independent auditors.
          23.2(8)       Consent of Cooley Godward LLP. Reference is made to Exhibit
                          5.1.
          24.1(8)       Power of Attorney. Reference is made to the signature page.
          99.1(8)       Registrant's 1998 Non-Officer Equity Incentive Plan, as
                          amended.

------------------------

(1) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(2) Incorporated by reference to the indicated exhibit in Inhale's Registation Statement on Form S-1 (No. 33-75942), as amended.

(3) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-1 (No. 33-89502), as amended.

(4) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-20787), as amended.

(5) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-68897), as amended.

(6) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-94161), as amended.

(7) Incorporated by reference to the indicated exhibit in Inhale's Annual Report on Form 10-K for the year ended December 31, 1999, as amended.

(8) Filed herewith.